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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

       Date of Report (Date of earliest event reported): November 19, 1998

                            VDC COMMUNICATIONS, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-14045                 06-1524454
--------------------------------  ---------------------       ---------------
(Jurisdiction of incorporation    (Commission File No.)      (I.R.S. Employer
 or organization)                                             Identification)

                     75 Holly Hill Lane, Greenwich, CT 06830
       ------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (203) 869-5100
                         ------------------------------
              (Registrant's telephone number, including area code)

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Item 5.  Other Events.

Roberts Resignation

See the following press release, dated November 20, 1998, announcing the resignation of Dr. James C. Roberts ("Dr. Roberts") as an executive officer and a member of VDC Communications, Inc.'s (the "Company") Board of Directors. Dr. Roberts did not resign because of a disagreement with the Company's operations, policies or practices and did not furnish the registrant with a letter describing any such disagreement.

FOR IMMEDIATE RELEASE

Contact:          Clay Moran
                  VDC Communications, Inc.
                  (203) 869-5100

                 VDC COMMUNICATIONS ANNOUNCES THE RESIGNATION OF
                    DR. JAMES ROBERTS AS OFFICER AND DIRECTOR

         Greenwich, CT: November 20, 1998. VDC Communications, Inc. (AMEX:"VDC") announced today the resignation, effective immediately, of Dr. James Roberts as an executive officer and member of the Company's Board of Directors. Dr. Roberts has resigned to pursue other interests. Frederick A. Moran, the Company's Chairman and CEO, will handle Dr. Roberts' duties. In conjunction with Dr. Roberts' resignation, Dr. Roberts has agreed to surrender approximately two million shares of the Company's common stock to the Company's treasury. Dr. Roberts has agreed to become a telecommunications consultant to the Company for the next two years.

         VDC is a facilities-based international telecommunications company, focused on international telecommunications gateways and long distance carrier services. The Company currently carries international telecommunications traffic and has points of presence in major US cities and Central America. The Company is currently developing opportunities throughout the world, including, Asia, Africa and further development in the Americas.

         Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements made by VDC involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of VDC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, uncertainty as to whether VDC will secure the capital resources necessary to implement its planned operations, as well as risks associated with international operations, dependence on licenses, governmental regulations, technological changes, intense competition and dependence on management. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. VDC disclaims any obligation to update any of the forward-looking statements

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contained herein to reflect any change in VDC's expectation with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

         For further information, you may access VDC Communications Inc.'s web site at www.vdccorp.com, or call Clayton F. Moran, Vice President - Finance, at:
Telephone: 203-869-5100; Fax: 203-552-0908.

Metromedia China Corporation Transaction

See the following press release, dated November 24, 1998, announcing certain modifications to the purchase by the Company of certain assets from PortaCom Wireless, Inc.

FOR IMMEDIATE RELEASE

Contact:          Clay Moran
                  VDC Communications, Inc.
                  (203) 869-5100

              VDC COMMUNICATIONS IMPROVES TERMS OF METROMEDIA CHINA
         CORPORATION SHARE AND WARRANT PURCHASE PROVIDING FOR POSSIBLE
          REDUCTION OF PURCHASE PRICE BY 2,000,000 SHARES OF VDC STOCK

         Greenwich, CT: November 24, 1998. VDC Communications, Inc. (AMEX:"VDC") previously announced the acquisition of 2.0 million shares and warrants to purchase 4.0 million shares of Metromedia China Corporation ("MCC"). The purchase price consisted of approximately 5.15 million shares of VDC common stock and $2,000,000 in cash, amounting to a total consideration of $37,770,000. Under the terms of the amended agreement, 2.0 million of the 5.15 million VDC shares will be held in escrow. If MCC achieves any of certain stepped performance criteria, a portion or all of these shares will be released. Those shares not so released will be returned to VDC for cancellation.

         VDC is a facilities-based international telecommunications company, focused on international telecommunications gateways and long distance carrier services. The Company currently carries international telecommunications traffic and has points of presence in major US cities and Central America. The Company is currently developing opportunities throughout the world, including, Asia, Africa and further development in the Americas.

         Certain statements in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements made by VDC involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of VDC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, uncertainty as to whether VDC will secure the capital resources necessary to implement its planned operations, as well as risks associated with international operations, dependence on licenses, governmental

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regulations, technological changes, intense competition and dependence on management. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. VDC disclaims any obligation to update any of the forward-looking statements contained herein to reflect any change in VDC's expectation with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements.

         For further information, you may access VDC Communications Inc's. web site at www.vdccorp.com, or call Clayton F. Moran, Vice President - Finance, at:
Telephone: 203-869-5100; Fax: 203-552-0908.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits (referenced to Item 601 of Regulation S-K)

Exhibit No.       Description

10.1 Settlement, Release and Discharge Agreement, by and among VDC Communications, Inc., Dr. James C. Roberts, and Frederick A. Moran, dated November 19, 1998.

10.2 Settlement Agreement between VDC Communications, Inc., PortaCom Wireless, Inc., and Michael Richards, dated November 24, 1998.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

                                                  VDC COMMUNICATIONS, INC.

Date:    January 5, 1999                          By:/s/ Frederick A. Moran
                                                     ----------------------
                                                         Frederick A. Moran
                                                         Chairman, C.E.O, C.F.O

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                                  EXHIBIT INDEX

Exhibit Number                                               Page Number in
(Referenced to                                           Rule 0-3(b) Sequential
 Item 601 of                                                Numbering System
  Reg. S-K)                                                Where Exhibit Can
                                                                Be Found

10.1 Settlement, Release and Discharge Agreement, by and among VDC Communications, Inc., Dr. James C. Roberts, and Frederick A. Moran, dated November 19, 1998.

10.2 Settlement Agreement between VDC Communications, Inc., PortaCom Wireless, Inc., and Michael Richards, dated November 24, 1998.